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                                                                    EXHIBIT 23.3

                        Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 2003 (except for Note 8, as to which the date is May 13, 2003) in Amendment No. 3 to the Registration Statement (Form S-11 No. 333-105277) and related Prospectus of Ashford Hospitality Trust, Inc. for the Registration of 40,250,000 shares of its common stock.


/s/ Ernst & Young LLP

Dallas, TX
August 19, 2003